UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2005

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California (Address of Principal Executive Offices)	90010 (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     Hanmi Financial Corporation (the “Registrant”) is the holding company for Hanmi Bank (the “Bank”). The Bank is subject to regulation, supervision, and regular examination by the Federal Reserve Bank of San Francisco (“FRB”) and other regulators.

     Following a joint regular examination by the FRB and the California Department of Financial Institutions, the Bank’s Board of Directors, on July 20, 2005, approved and signed an informal memorandum of understanding (“Memorandum”) in connection with certain deficiencies identified by the regulators relating to the Bank’s compliance with certain provisions of the Bank Secrecy Act (the “BSA”) and anti-money laundering regulations. Under the terms of the Memorandum, the Bank must comply in all material respects with the BSA and take certain actions within various timeframes. The Memorandum requires in part that the Bank enhance its written programs designed to ensure and maintain compliance with the BSA and anti-money laundering regulations, improve documentation of its compliance with suspicious activity reporting provisions of applicable regulations and provide regular compliance reports to the regulators. The implementation of these programs will include revisions of the Bank’s policies, processes and procedures, enhancements of the Bank’s system of internal controls for BSA compliance, retention of and support from an increased compliance staff and improved ongoing employee training.

     Management expects additional BSA compliance expenses for the Bank resulting from the Memorandum, although these expenses are not anticipated to have a material financial impact on the Registrant. The Memorandum may also affect the timing or ability of the Bank or Registrant to engage in or obtain regulatory approval for certain expansionary activities.

     The statements in this report include forward-looking statements regarding management’s beliefs, projections, and assumptions concerning future results and events. These forward-looking statements may, but do not necessarily, include words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “may,” “will,” “should,” “could,” “predicts,” “potential,” “continue” or similar expressions. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These factors include (i) the Registrant’s or Bank’s inability to satisfy the requirements of any supervisory letters, agreements or understandings with their regulators, or inability to address any of the deficiencies described therein; (ii) further supervisory or enforcement actions of the Bank’s or Registrant’s regulators and (iii) such additional factors as described in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, its reports and registration statements filed with the Securities and Exchange Commission (“SEC”) and other filings it makes in the future with the SEC from time to time. The Registrant has no intention and undertakes no obligation to update any forward-looking statement or to publicly announce the results of any revision of any forward-looking statement to reflect future developments or events.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005	Hanmi Financial Corporation
	By:	/s/ SUNG WON SOHN
Sung Won Sohn
President and Chief Executive Officer